                                                                   EXHIBIT 10.11


THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.


                               WARRANT AGREEMENT

                              FOR COMMON STOCK OF

                 MORTGAGE PLUS EQUITY AND LOAN HOLDINGS CORP.


Warrant No. I

THIS CERTIFIES that, for value received, FCCapital Corp. (the "Holder"), is entitled to purchase from Mortgage Plus Equity and Loan Holdings Corp., a Delaware corporation (the "Company"), at any time during the Exercise Period (defined below) 888,888 shares (the "Shares") of fully paid and nonassessable shares of common stock of the Company (the "Common Stock"). The purchase price for each Share (the "Share Price") shall be (i) before the date that the Company's Common Stock becomes publicly traded by means of merger, a registration statement relating to the Common Stock and filed by the Company with the Securities and Exchange Commission is declared effective by the Securities and Exchange Commission, or otherwise (the "IPO"), $1.00 per share and (ii) on and after the IPO, an amount equal to 85% of the price at which a share of the Common Stock is sold in the IPO. Securities issuable upon exercise of this Warrant and the Share Price payable therefor are subject to adjustment from time to time as hereinafter set forth. As used herein, the term "Warrant" shall include any warrant or warrants hereafter issued in consequence of the exercise of this Warrant in part or transfer of this Warrant in whole or in part to a permitted transferee.

1.  Exercise, Payment for Ownership Interest.  Upon the terms and subject to the
    ----------------------------------------
conditions set forth herein, this Warrant may be exercised in whole or in part by the Holder hereof at any time, or from time to time, during the Exercise Period by presentation and surrender of this Warrant to the principal office of the Company, together with the Purchase Form annexed hereto, duly executed, and accompanied by payment to the Company of an amount equal to the Share Price multiplied by the number of Shares as to which this Warrant is then being exercised. "Exercise Period" means a period of three years commencing on or after the earlier to occur of (i) the date of an IPO and (ii) August 1, 1998. Moreover, any transfer of Shares requested by Holder upon exercise of this Warrant is subject to the requirement that such securities are registered under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws or are exempt from registration under such laws. The Holder of this Warrant shall be deemed to be an owner of the Shares as to which this Warrant is exercised in accordance herewith effective immediately after the close of business on the date on which the Holder shall have delivered to the Company this Warrant in proper form for exercise and payment by certified or official bank check or wire transfer of the cash purchase price for the number of Shares as to which the exercise is being made. If this Warrant shall be exercised in party only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Shares purchasable hereunder as to which the Warrant has not been exercised. If this Warrant is exercised in party, such exercise shall be for a whole number of Shares. Upon any exercise and surrender of this Warrant, the Company (a) will issue and deliver to the Holder a certificate or certificates in the name of the Holder for the largest whole number of Shares to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional Share to which the Holder otherwise might be entitled, cash in an amount equal to the fair value of such fractional share (determined in such reasonable and equitable manner as the Board of Directors of the Company shall in good faith determine), and (b) will deliver to the Holder such other securities, properties and cash which the Holder may be entitled to receive upon such exercise, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

        2.  Agreement of Holder.  This Holder acknowledges that this Warrant is
            -------------------
unregistered and accordingly that it will not be transferred or sold except pursuant to an effective registration statement under the 1933 Act, or an exemption therefrom and in compliance with all state securities laws.

        3.  Adjustments.  The Shares issuable upon exercise of this Warrant
            -----------
and the Share Price shall be subject to adjustment from time to time as follows:

                3.1  Reorganization, Reclassification, Consolidation, Merger
                     -------------------------------------------------------
or Sale; Distributions.
---------------------

                    (a) If any capital reorganization or reclassification of the Company, or any consolidation or merger of the Company with another person, or the sale, transfer or lease of all or substantially all of its assets to another person shall be effected in such a way that holders of shares of Common Stock shall receive stock, securities or assets with respect to or in exchange for their shares, then provision shall be made, in accordance with this Section 3.1, whereby the Holder hereof shall thereafter have the right to purchase at a price equivalent to the Share Price and receive, upon the basis and upon the terms and conditions specified in this Warrant Agreement and in lieu of the Shares purchasable and receivable upon the exercise of the rights represented hereby, such securities or assets as would have been issued or payable with respect to or in exchange for the aggregate Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby as if exercise of the Warrant had occurred immediately prior to such reorganization, reclassification, consolidation, merger of sale. The Company will not effect any such consolidation, merger, sale, transfer or lease unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing or leasing such assets shall assume by written instrument (i) the obligation to deliver to such Holder such securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and (ii) all other obligations of the Company under this Warrant. The provisions of this Section 3.1(a) shall similarly apply to successive consolidation, mergers, exchanges, sales, transfers or leases.

                (b) If, at any time or from time to time after the date of this Warrant, the Company shall distribute to all holders of shares of Common stock
(i) securities, (ii) property, other than cash, or (iii) cash, in each case without fair payment therefor, then, and in each such case, the Holder, upon the exercise of this Warrant, shall be entitled to receive such securities, property and cash which the Holder would hold on the date of such exercise if, on the date of such event, the Holder had been the holder of record of the shares of Common Stock subscribed for upon such exercise and had retained such shares of Common Stock, subject, however, to the Holder agreeing to any conditions to such
              -------  -------
distribution as were required of all other holders of shares of Common Stock in connection with such distribution. If the securities to be distributed by the Company involve rights, warrants, options or any other form of convertible securities and the right to exercise or convert such securities would expire in accordance with its terms prior to the exercise of this Warrant, then the terms of such securities shall provide that such exercise or convertibility right shall remain in effect until thirty (30) days after the date the Holder of this Warrant receives such securities pursuant to the exercise hereof.

                3.2  Sale of Securities Below $1.00.
                     ------------------------------

                     (a) If, at any time or from time to time after the date of this Warrant, the Company shall issue or sell any shares of Common Stock for a consideration per share less than $1.00, the Share Price shall be adjusted as of the date of such issuance or sale so that the Share Price shall equal the price determined by dividing (i) the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Share Price plus (B) the consideration received by the Company upon such issuance or sale by (ii) the total number of shares of Common Stock outstanding after such issuance or sale.

                     (b) If, at any time or from time to time after the date of this Warrant, the Company shall issue or sell any rights, options, warrants or other securities entitling the holders thereof to purchase Common Stock or to convert such securities into Common Stock at a price per share (determined by dividing (i) the total amount, if any, received or receivable by the securities plus the total amount, if any, payable to the Company upon exercise or conversion thereof (the "Total Consideration") by (ii) the number of additional shares of Common Stock issuable upon exercise or conversion of such securities) which is less than $1.00, the Share Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing (i) the sum of (A) the number of shares of Common Stock outstanding on the date of such issuance or sale multiplied by the shares of Common Stock outstanding on the date of such issuance or sale multiplied by the Share Price in effect immediately prior thereto plus (B) the Total Consideration by (ii) the number of shares of Common Stock outstanding on the date of such issuance or sale plus the maximum number of additional shares of Common Stock issuable upon exercise or conversion or such securities.

                     (c) Notwithstanding the provisions of this paragraph, the Company may from time to time issue share of Common Stock pursuant to options (the "Options") issued under stock option plans approved by the Company's stockholders, provided, however, that (i) the aggregate amount of shares of Common Stock issuable pursuant to such Options is less than 20% of the total aggregate amount of shares of Common Stock issued and outstanding by the Company at the time such Options are granted, and (ii) the exercise price of such Options must at least equal the fair market value of the shares of Common Stock underlying such Options on the date of grant as determined by the Company's Board of Directors in good faith.

                3.3  Other Notices.  If at any time:
                     -------------

                     (a) the Company shall (i) offer for subscription pro rata to the holders of shares of the Common Stock any additional equity in the Company or other rights; (ii) pay a dividend in additional shares of the Common Stock or distribute securities or other property to the holders of shares of the Common Stock (including, without limitation, evidence of indebtedness and equity and debt securities); or (iii) issue securities convertible into, or rights or Warrants to purchase, securities of the Company;

                     (b) there shall be any capital reorganization or reclassification or consolidation or merger of the Company with, or sale, transfer or lease of all or substantially all of its assets to, another equity; or

                     (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least 15 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such subscription rights, dividend, distribution or issuance, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days' prior written notice of the date when the same shall take place if no stockholder vote is required and at least 15 days' prior written notice of the record date for stockholders entitled to vote upon such matter if a stockholder vote is required. Such notice in accordance with the foregoing clause (a) shall also specify, the case of any such subscription rights, the date on which the holders of shares of Common Stock shall be entitled to exercise their rights with respect thereto, and such notice in accordance with the foregoing clause
(b) shall also specify the date on which the holders of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

        4. No Voting Rights. Except as otherwise provided herein, this Warrant
           ----------------
shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

        5. Warrants Not Transferable. Subject to the provisions of Section 2,
           -------------------------
this Warrant and all rights hereunder are not transferable, in whole or in part, by the Holder hereof; provided however, that without the prior written consent of the Company, this Warrant and all rights hereunder may by transferred only to an Affiliate of the initial Holder hereof or to such successor Affiliate of such initial Holder, provided, however, that such successor holder shall be
                     --------  -------
bound by all provisions hereof.

        6. Warrants Exchangeable: Loss, Theft, Destruction, Etc.. This Warrant
           ------------------------------------------------------
is exchangeable, upon surrender hereof by the Holder hereof at the principal offices of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the Shares which may be subscribed for and purchased hereunder, each such new Warrant to represent the right to subscribe for and purchase such Shares (not to exceed the maximum aggregate Shares which may be purchased hereunder) as shall be designated by such Holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the Holder hereof a new Warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the Shares which may be subscribed for and purchased hereunder.

        7. Legends, Investment Representations. Any certificate evidencing the
           -----------------------------------
securities issued upon exercise of this Warrant shall bear a legend in substantially the following form:

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

        8.  Registration.
            ------------
                8.1 Definitions. The following additional definitions shall
                    -----------
apply for purposes of this Section 8:

                   (a) The term "Abbreviated Registration Statement" means a registration statement on Form S-3 or any similar or successor form in which financial statements and other detailed information about the issuer are incorporated by reference from the issuer's periodic reports filed under Securities Exchange Act of 1934.

                   (b) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

                   (c) The term "Registrable Securities" means (I) the Shares issuable or issued upon exercise of this Warrant, and (2) any securities of the Company issued as (or issuable upon the conversion or exercise of any Warrant, right or other security which is issues Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 8 are not assigned and any such securities as to which restrictive legends restricting transfer under the 1933 Act are lifted pursuant to Rule 144(k) under the 1933 Act (or any successor rule) or any other exemption from registration under the 1933 Act in which the subsequent disposition of such securities by the Holder does not require registration under the 1933 Act.

                8.2 Right to Include Registrable Stock. At any time commencing
                    ----------------------------------
one year after the IPO, if the Company proposes to register any of its securities under the 1933 Act for its own account for sale for cash (other than a registration on Form S-4 or Form S-8, or any successor or similar forms) (the "Offering"), it will each such time promptly give written notice to the Holder. Upon the written request of the Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company will use its reasonable efforts to effect the registration under the 1933 Act of all Registrable Securities which the Company has been required to register by the Holder in accordance with the intended methods of distribution specified in such request; provided that (1) if at any time after
                                        --------
giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to register such securities, the Company may, at its election give written notice of such determination to the Holder and, thereupon, will be relieved of its obligation to register any Registrable Securities in connection with such registration, and
(ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities.

                8.3 Priority. If the managing underwriter for a registration
                    --------
involving an underwritten offering advises the Company in writing that, in its opinion, the number of securities of the Company (including Registrable Securities) requested to be included in such registration by the holders thereof exceeds the number of securities of the Company (the "Sale Number") which can be sold in an orderly manner in such offering within a price range acceptable to the

Company, the Company will include (i) first, all securities of the Company that the Company proposes to register for its own account and (ii) second, to the extent that the number of securities of the Company to be included by the Company is less than the Sale Number, a number of the Registrable Securities equal to the number derived by multiplying (a) the difference between the Sale Number and the securities proposed to be sold by the Company, and (b) a fraction the numerator of which is the number of Registrable Securities originally requested to be registered by the Holder and the denominator of which shall be the aggregate number of all securities requested to be registered by all holders of the Company's securities (other than securities being registered by the Company itself). By way of example, if the Holder requests registration of 500 shares and only one other holder of shares of common Stock requests registration and seeks to register 1000 shares and the Company seeks to register 3000 shares and the Sale Number is 4200, then the Holder will be entitled to register 400 shares of Common Stock.

                8.4 Obligation of the Company. Whenever required under this
                    -------------------------
Agreement to effect the registration of any Registrable Securities, the Company will, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a registration statement with respect to such of the Registrable Securities as are set forth in the request as promptly as practicable following the date such obligation arises (but in any event not later than 90 days following such date), use its reasonable best efforts to cause such registration statement to become effective and use its reasonable best efforts to keep such registration statement effective for up to one year (nine months in the case of a registration statement that is not an Abbreviated Registration Statement) but not after such securities cease being Registrable Securities.

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement.

                    (c) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Holder.

                    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Company shall not be required to qualify to do business, subject itself to taxation or to file a general consent to service of process in any such states or jurisdictions.

                    (e) Notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                    (f) Cause the securities of the Holder to be listed or designated for trading on such securities exchange or automated quotation system as any securities of the same class of the company are then listed or quoted or, if no such listing or quotation then exits, as reasonably determined by the Company.

                    (g) Make documents, files, books, records, officers, directors and employees of the company available to the Holder and provided the Holder's underwriters, if any, shall have agreed to be bound by the provisions of this Section 8.4(g), to such underwriters, and make such other accommodations as are reasonably necessary for the Holder and the Holder's underwriters, if any, to perform a due diligence review of the Company; provided, however, that all such information ("Confidential Information") will be kept confidential and not utilized by Holder except as contemplated herein and except as required by law or court order. The term "Confidential Information" does not include information which (I) is already in possession of such other party (other than that which is subject to another confidentiality agreement), (ii) becomes generally available to the public, or (iii) becomes available on a non-confidential basis from a source other than the Company.

                    (h) Provide such opinions, certifications, indemnifications, and take such other actions, including, without limitation, entering into such agreements (including underwriting agreements), as are reasonably required and appropriate to permit the Holder to make a public offering of the Registrable Securities requested to be registered.

                8.5 Furnish Information. The Company's obligation to cause any
                    -------------------
registration statement to become effective in connection with distribution of any Registrable Securities pursuant to this Agreement is contingent upon the Holder, with reasonable promptness, furnishing to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities, as is required to effect the registration of the Registrable Securities.

                8.6 Indemnification. In the event of any registration under this
                    ---------------
Agreement:

                    (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder and its officers, directors and affiliates (and their officers and directors), any underwriter (as defined in the 1933 Act) for the Holder and each person (and its officers and directors), if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a

"Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, or the 1934 Act or any state securities law, and the Company will pay to the Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor will the Company be liable in any such case for any such loss, claim, damage, liability, or action of the written information furnished expressly for use in connection with such registration by the person of such Underwriter (and their respective officers and directors), a Violation which results from the fact that there was not sent or given to a person who bought Registrable Securities, at or prior to the written confirmation of the sale, a copy of the final prospectus, as then amended or supplemented, of the Company had previously furnished copies of such prospectus hereunder and such prospectus corrected the misstatement or omission forming the basis of the Violation.

                    (b) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed this registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter and any controlling person of any such underwriter or other holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or action in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs solely as a result of the written information furnished by the Holder expressly for use in connection with such registration; and such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subjection (b) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Holder's liability pursuant to this Section 8.6(b) shall be limited to the amount of the net proceeds received by the Holder from the sale of the Registrable Securities sold by it, and further provided that the indemnity agreement contained in this subsection (b) does not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

                   (c) Promptly after receipt by an indemnified party under this
Section 8.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.6, deliver to the indemnifying party a written notice of the commencement of such action and the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of the indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between the indemnified party and any other party represented by such counsel in the same proceedings. If the indemnifying party shall fail to defend the action, or conducts a defense which is not reasonably adequate in light of the circumstances, the indemnified party may conduct its own defense and shall be entitled to reimbursement for the costs of such defense. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 8.6, except to the extent that the indemnifying party is materially prejudiced by such failure. The omission so to deliver written notice to the indemnifying party does not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.6. No indemnifying party under this Agreement will enter into any settlement or consent to any entry of judgment which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of such claim or litigation.

                   (d) If the indemnification provided for in this Section 8.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party or is insufficient to indemnify an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of or in addition to, as appropriate, indemnifying such indemnified party hereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The obligation of the Holder to make a contribution pursuant to this Section 8.7(d) shall be limited to the net proceeds received by the Holder from the sale of the Registrable Securities sold by it, less any amounts paid pursuant to Section 8.6(b).

                   (e) The obligations of the Company and the Holder under this
Section 8.6 will survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

                8.7 Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 8 of this Agreement, including,
without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the company will be borne by the Company, except that the Company will not be required to pay underwriters' discounts, commissions, or stock transfer taxes relating to the Registrable Securities or the fees and disbursements of counsel to the Holder, other than as set forth in this Section 8.

        9. Miscellaneous. The Company shall pay all expenses and other charges
           -------------
payable in connection with the preparation, issuance and delivery of this Warrant and all substitute Warrants. The Holder shall pay all taxes (other than any issuance taxes, including, without limitation, documentary stamp taxes, transfer taxes and other governmental charges, which shall be paid by the Company) in connection with such issuance and delivery of the Warrants and the Shares.

        10. Reservation of Shares. The Company will at all times reserve and
            ---------------------
keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, solely for the purpose of enabling it to satisfy any obligation to issue Share upon exercise of this Warrant, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of this Warrant.

        The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares and shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to the Holder.

        The Company covenants that all Shares which may be issued upon exercise of this Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

        11. Obtaining Stock Exchange Listings. The Company will, from time to
            ---------------------------------
time, take all actions which may be necessary so that the shares, immediately upon their issuance upon the exercise of this Warrant, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of common stock are then listed; provided, however, that this provision will not be construed to require registration of such shares except as otherwise provided in this Agreement and no listing will be required to the extent such listing would violate applicable laws, regulations and exchange regulations.

        12. Descriptive Headings and Governing Law. The descriptive headings of
            --------------------------------------
the several paragraphs of this Warrant are inserted for convenience only and do not constitute a party of this Warrant. This Warrant shall be construed and enforced in accordance with the laws of the State of Delaware, and the rights of the parties shall be governed by, the law of such State.

        IN WITNESS WHEREOF, this Warrant Agreement has been executed as of the 18th day of December, 1997.

                                        MORTGAGE PLUS EQUITY AND LOAN
                                            HOLDINGS CORP.


                                        By: /s/ Steven M. Latessa, Pres/CEO
                                           ---------------------------------
                                        Its: Steven M. Latessa, Pres/CEO

                                 PURCHASE FORM

                                             Dated: __________________, 19__

        The undersigned hereby irrevocably elected to exercise the within Warrant to the extent of purchasing ________ Shares and hereby makes payment of $_______________ in payment of the exercise price thereof.


                                             ________________________________